Exhibit 10.4.2

AMENDMENT TO EMPLOYMENT AGREEMENT

                This Amendment, dated as of May 10, 2004, is by and between Standard Parking Corporation, a Delaware corporation (the “SPC”), and Myron C. Warshauer (the “Executive”).

                WHEREAS, SPC and the Executive are parties to an Employment Agreement dated as of March 30, 1998 (the “Agreement”); and

                WHEREAS, the parties hereto have decided to amend the Agreement in certain respects.

                NOW, THEREFORE, the Agreement is hereby amended by deleting the last sentence of Section 5(d) thereof in its entirety and replacing it with the following sentence:  “In consideration of the foregoing, Mr. Warshauer is obligated to provide reasonable consulting services, in such manner and to such extent as determined by him, through his 75th birthday.”

                IN WITNESS WHEREOF, SPC and the Executive have executed this Amendment as of the date and year first above written.

STANDARD PARKING CORPORATION

By:	/s/ John V. Holten
Name:	John V. Holten
Its:	Chairman

/s/ Myron C. Warshauer
MYRON C. WARSHAUER